SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      ------------------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                                (Amendment No.2)

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 13, 2000

                                CAREINSITE, INC.

             (Exact name of Registrant as specified in its charter)

   Delaware                    0-26345                    22-3630930
(State or other              (Commission               (I.R.S. Employer
jurisdiction of               File Number)            Identification No.)
incorporation)

669 River Drive, River Drive, Center Two
         Elmwood Park, NJ                                 07407- 1361
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (201) 703-3400


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Item 7.  Financial Statements and Exhibits
------   ---------------------------------

         (c)      Exhibits.

                  Item 7(c) of the previous filing on Form 8-K/A, filed on February 13, 2000, is amended therein by adding the following exhibits, as attached hereto:

Exhibit 2.1 - Agreement and Plan of Merger between Healtheon/WebMD Corporation and Medical Manager Corporation, dated February 13, 2000.

Exhibit 2.2 - Agreement and Plan of Merger among Healtheon/WebMD Corporation,
              Avicenna Systems Corporation and CareInsite, Inc., dated February 13, 2000.

                                  EXHIBIT INDEX

  Exhibit
    No.       Description
  -----------------------

  2.1 Agreement and Plan of Merger between Healtheon/WebMD Corporation and Medical Manager Corporation, dated February 13, 2000.

  2.2         Agreement and Plan of Merger among Healtheon/WebMD
              Corporation, Avicenna Systems Corporation and CareInsite, Inc., dated February 13, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CAREINSITE, INC.

Date:    February 16, 2000             By:/s/ David Amburgey

                                       ----------------------------------------
                                       Name:  David Amburgey
                                       Title: Senior Vice President and General
                                              Counsel